INCOME TAXES	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

13.	INCOME TAXES

In calculating the provision for income taxes on an interim basis, the Company uses an estimate of the annual effective tax rate based upon currently known facts and circumstances and applies that rate to its year-to-date earnings or losses. The Company’s effective tax rate is based on expected income and statutory tax rates and takes into consideration permanent differences between financial statement and tax return income applicable to the Company in the various jurisdictions in which the Company operates. The effect of discrete items, such as changes in estimates, changes in rates or tax status, and unusual or infrequently occurring events, is recognized in the interim period in which the discrete item occurs. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the result of new judicial interpretations or regulatory or tax law changes.

The Company’s interim effective tax rate, inclusive of discrete items, for the three-month periods ended March 31, 2022 and 2021 was 0%, respectively. The decrease in the interim effective tax rate for the three months ended March 31, 2022 is primarily due to recurrent net losses for the periods presented.